EXHIBIT NO. 10.67

              THIRTEENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT

         THIS THIRTEENTH AMENDMENT TO POSTPETITION CREDIT AGREEMENT, dated as of September 16, 1999 (this "AMENDMENT"), is among LEVITZ FURNITURE INCORPORATED, a Delaware corporation and a debtor and debtor in possession, LEVITZ FURNITURE CORPORATION, a Florida corporation and a debtor and debtor in possession ("LFC"), LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation and a debtor and debtor in possession, LEVITZ SHOPPING SERVICE, INC., a Florida corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation and a debtor and debtor in possession, LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation and a debtor and a debtor in possession, LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation and debtor and a debtor in possession, LEVITZ REINSURANCE CORPORATION, JOHN M. SMYTH COMPANY, an Illinois corporation and a debtor and debtor in possession, and JOHN M. SMYTH REALTY COMPANY, an Illinois corporation and a debtor and debtor in possession (collectively, the "BORROWERS"), each Revolving Lender and Overadvance Term Lender signatories hereto (collectively, the "LENDERS"), and BT COMMERCIAL CORPORATION, a Delaware corporation, acting in its capacity as collateral agent and agent for the Lenders (in such capacity, together with its successors in such capacity, the "AGENT"). Capitalized terms used in this Amendment and not otherwise defined have the meanings assigned to such terms in the Postpetition Credit Agreement dated as of September 5, 1997 (as amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among the Borrowers, the Lenders and the Agent.

                             PRELIMINARY STATEMENTS:

         A. The Borrowers, the Lenders and the Agent are parties to the Credit Agreement.

         B. The Borrowers have requested that the Lenders and the Agent amend the Credit Agreement in certain respects.

         C. The Borrowers, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and subject to the conditions of this Amendment.

                                   AGREEMENT:

         In consideration of the premises and the mutual agreements contained in this Amendment, the Borrowers, the Lenders and the Agent agree as follows:

         1.       AMENDMENTS TO CREDIT AGREEMENT.

         On the date each of the conditions set forth in SECTION 2 is satisfied by the Borrowers (the "CLOSING DATE"), the Credit Agreement is amended as follows:

         1.1 Section 1.1 of the Credit Agreement is amended by deleting the definition of "EXPIRATION DATE" in its entirety and replacing it as follows:

                  EXPIRATION DATE means the earlier of (i) June 30, 2000 and
         (ii) the date on which this Credit Agreement is terminated pursuant to
         SECTION 9.2(B).

         1.2 Section 1.1 of the Credit Agreement is further amended by deleting the reference to September 30, 1999 contained in the second proviso of the definition of "FIXED ASSET SUBLIMIT" and by replacing it with a reference to "DECEMBER 31, 1999".

         1.3 Section 1.1 of the Credit Agreement is further amended by deleting the definition of "OVERADVANCE MATURITY DATE" in its entirety and replacing it as follows:

                  OVERADVANCE MATURITY DATE means the earlier of (i) June 30, 2000 or (ii) the Expiration Date.

         1.4 Section 1.1 of the Credit Agreement is further amended, effective December 31, 1999, by deleting the definition of "REVOLVING LINE OF CREDIT" in its entirety and replacing it as follows:

                  REVOLVING LINE OF CREDIT means the aggregate revolving line of credit extended pursuant to this Credit Agreement by the Revolving Lenders to the Borrowers for Revolving Loans and Letters of Credit, in an aggregate principal amount at any time of up to $95,000,000, as such amount may be reduced from time to time pursuant to the terms and provisions hereof.

         1.5 The Credit Agreement is further amended by adding a new Section
7.17 thereto which shall read in its entirety as follows:

                  7.17     AMENDMENT FEE

                  The Borrowers shall pay to the Agent on December 31, 1999, for the ratable benefit of the Lenders in consideration for the Lenders' entering into the Thirteenth Amendment to the Credit Agreement (the "THIRTEENTH AMENDMENT"), a non-refundable fee equal to $150,000 (the "AMENDMENT FEE"). The Amendment Fee shall be earned in full by the Lenders upon the effectiveness of the Thirteenth Amendment.

         1.6 Section 8.1 of the Credit Agreement is amended by deleting such section in its entirety and replacing it as follows:

                  8.1      MINIMUM EBITDA

                  At the end of the period beginning on April 1, 1999 and ending on each of the days set forth below, EBITDA for such period shall be an amount not less than the following:

                            PERIOD END                   AMOUNT
                            ----------                   ------
                           September 30, 1999              $-0-

                           December 31, 1999         $4,000,000

                           March 31, 2000            $9,000,000

         1.7 Annex I of the Credit Agreement is amended by replacing such annex with the Annex I attached to this Amendment as EXHIBIT A.

         2.       CONDITIONS PRECEDENT.

         This Amendment becomes effective upon satisfaction of the following conditions:

         2.1 AMENDMENT APPROVAL ORDER. This Amendment has been approved by the Bankruptcy Court pursuant to an order (the "AMENDMENT APPROVAL ORDER"), which order is in full force and effect and has not been reversed, modified, amended, appealed or stayed. The Agent shall have been satisfied with the form and substance (and the timing of the notice) of the motion for the entry of the Amendment Approval Order. In addition, the Agent shall have been satisfied with the form and substance of the Amendment Approval Order.

         2.2 EXPENSES. The Agent shall have been reimbursed for all fees and expenses incurred by the Agent in connection with this Amendment.

         2.3 DOCUMENTS. The Agent has received all of the following, each duly executed and dated as of the Closing Date (or such other date as is satisfactory to the Agent) in form and substance satisfactory to the Agent:

                  (A) THIRTEENTH AMENDMENT. Ten copies of this Amendment executed by the LFC Funds Administrator, the Borrowers, the Agent and all Lenders; and

                  (B) OTHER. Such other documents as the Agent may reasonably request.

         3.       REPRESENTATIONS AND WARRANTIES.

         Each of the Borrowers represents and warrants to the Agent and each Lender that, after giving effect to this Amendment or any part of this
Amendment:

         3.1 REPRESENTATIONS AND WARRANTIES. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if then made, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and accurate on and as of such earlier date).

         3.2 EVENTS OF DEFAULT. No Default or Event of Default has occurred which has not been waived (or, in the case of an Event of Default, cured) under the terms of the Credit Agreement.

         3.3 ENFORCEABILITY. Upon approval by the Bankruptcy Court (as contemplated by SECTION 2.1), this Amendment and the Credit Agreement, as amended by this Amendment, will constitute legal, valid and binding obligations of the LFC Funds Administrator and each of the Borrowers and will be enforceable against such Persons in accordance with their respective terms.

         3.4 CONSENTS. The execution and delivery by the LFC Funds Administrator and each of the Borrowers of this Amendment does not require the consent or approval of any Person other than the Bankruptcy Court (as contemplated by SECTION 2.1), except such consents and approvals as have been obtained.

         4. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER CREDIT DOCUMENTS.

         4.1 REFERENCES. Upon the effectiveness of this Amendment, or any part of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder" "hereof", "herein" or words of like import, and each reference in each of the other Credit Documents to the "Credit Agreement" shall mean and be a reference to the Credit Agreement as amended by this Amendment or any part of this Amendment.

         4.2 RATIFICATION. Except as expressly set forth in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect and are ratified and confirmed in all respects. The execution and delivery of this Amendment by the Agent and each of the Lenders in no way obligates the Agent or any of the Lenders at any time hereafter to consent to any other amendment or modification of any term or provision of the Credit Agreement or any of the other Credit Documents, whether of a similar or different nature.

         5.       GOVERNING LAW.

         THE VALIDITY, INTERPRETATION AND ENFORCEMENT OF THIS AMENDMENT IS GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS AND DECISIONS OF THE STATE OF NEW YORK.

              [REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

6.       HEADINGS; COUNTERPARTS.

         Section headings in this Amendment are included for convenience of reference only and do not constitute a part of this Amendment for any other purpose. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first set forth above.

                   LFC FUNDS ADMINISTRATOR:

                   LEVITZ FURNITURE CORPORATION, a Florida corporation, in its capacity as LFC Funds Administrator

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   BORROWERS:

                   LEVITZ FURNITURE CORPORATION, a Florida corporation, in its individual capacity and it its capacity as the LFC Funds Administrator

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ FURNITURE INCORPORATED, a Delaware corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer

                   LEVITZ FURNITURE REALTY CORPORATION, a Florida corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ SHOPPING SERVICE, a Florida corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ FURNITURE COMPANY OF THE MIDWEST, INC., a Colorado corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ FURNITURE COMPANY OF THE PACIFIC, INC., a California corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ FURNITURE COMPANY OF WASHINGTON, INC., a Washington corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer

                   LEVITZ FURNITURE COMPANY OF THE MIDWEST REALTY, INC., a Colorado corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ FURNITURE COMPANY OF THE PACIFIC REALTY, INC., a California corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   LEVITZ FURNITURE COMPANY OF WASHINGTON REALTY, INC., a Washington corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   JOHN M. SMYTH COMPANY, an Illinois corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer


                   JOHN M. SMYTH REALTY COMPANY, an Illinois corporation

                   By:          /s/ MICHAEL E. MCCREERY
                                ------------------------------------------------
                   Name:        Michael E. McCreery
                   Title:       SVP/Chief Financial Officer

                   AGENT:

                   BT COMMERCIAL CORPORATION, in its capacity as Agent

                   By:          /s/ DEAN J. WHALEN
                                ------------------------------------------------
                   Name:        Dean J. Whalen
                   Title:       Associate


                   REVOLVING LENDERS:

                   BT COMMERCIAL CORPORATION, a Delaware corporation in its respective capacities as Revolving Lender and Collateral Agent

                   By:         /s/ DEAN J. WHALEN
                               -------------------------------------------------
                   Name:       Dean J. Whalen
                   Title:      Associate


                   FINOVA CAPITAL CORPORATION, in its capacity as Revolving Lender

                   By:          /s/
                                ------------------------------------------------
                   Name:
                   Title:

                   HELLER FINANCIAL, INC., in its capacity as Revolving Lender

                   By:          /s/ DENNIS GRAHAM
                                ------------------------------------------------
                   Name:        Dennis Graham
                   Title:       Assistant Vice President


                   LASALLE NATIONAL BANK, in its capacity as Revolving Lender

                   By:          /s/ CHRISTOPHER G. CLIFFORD
                                ------------------------------------------------
                   Name:        Christopher G. Clifford
                   Title:       Sr. VP

                   TRANSAMERICA BUSINESS CREDIT CORPORATIONN, in its capacity as Revolving Lender

                   By:          /s/ R. L. HEINZ
                                ------------------------------------------------
                   Name:        R. L. Heinz
                   Title:       SVP


                   GMAC BUSINESS CREDIT L.L.C., in its capacity as Revolving Lender

                   By:          /s/ THOMAS BRENT
                                ------------------------------------------------
                   Name:        Thomas Brent
                   Title:       Vice President


                   OVERADVANCE TERM LENDER:

                   M.D. SASS CORPORATE RESURGENCE PARTNERS, L.P., as Overadvance Term Lender

                   By:          /s/ Robert T. Simington
                                ------------------------------------------------
                   Name:        Robert T. Simington
                   Title:       Senior Vice President

                        EXHIBIT A TO THIRTEENTH AMENDMENT

                                     ANNEX I
                                       TO
                          POSTPETITION CREDIT AGREEMENT
                          DATED AS OF SEPTEMBER 5, 1997

                 LIST OF REVOLVING LENDERS/REVOLVING COMMITMENT
                     AMOUNTS; AND APPLICABLE LENDING OFFICES

1.       BT COMMERCIAL CORPORATION
         233 South Wacker Drive
         Chicago, Illinois 60606

         REVOLVING COMMITMENT AMOUNT:       $16,869,159.00

         DOMESTIC LENDING OFFICE:           233 South Wacker Drive
                                            Chicago, Illinois 60606

         LIBOR LENDING OFFICE:              233 South Wacker Drive
                                            Chicago, Illinois 60606

2.       LA SALLE NATIONAL BANK
         135 South LaSalle Street
         Suite 425
         Chicago, Illinois 60603

         REVOLVING COMMITMENT AMOUNT:       $16,869,159.00

         DOMESTIC LENDING OFFICE:           135 South LaSalle Street
                                            Suite 425
                                            Chicago, Illinois 60603

         LIBOR LENDING OFFICE:              135 South LaSalle Street
                                            Suite 425
                                            Chicago, Illinois 60603

3.       HELLER FINANCIAL, INC.
         500 West Monroe Street
         18th Floor
         Chicago, Illinois 60661

         REVOLVING COMMITMENT AMOUNT:       $15,981,308.00

         DOMESTIC LENDING OFFICE:           500 West Monroe Street
                                            18th Floor
                                            Chicago, Illinois 60661

         LIBOR LENDING OFFICE:              500 West Monroe Street
                                            18th Floor
                                            Chicago, Illinois 60661

4.       TRANSAMERICA BUSINESS CREDIT CORPORATION
         8750 W. Bryn Mawr Avenue
         Suite 720
         Chicago, Illinois 60631

         REVOLVING COMMITMENT AMOUNT:       $11,542,056.00

         DOMESTIC LENDING OFFICE:           8750 W. Bryn Mawr Avenue
                                            Suite 720
                                            Chicago, Illinois 60631

         LIBOR LENDING OFFICE:              8750 W. Bryn Mawr Avenue
                                            Suite 720
                                            Chicago, Illinois 60631

5.       FINOVA CAPITAL CORPORATION
         355 South Grand Avenue
         Suite 2400
         Los Angeles, California 90071

         REVOLVING COMMITMENT AMOUNT:       $16,869,159.00

         DOMESTIC LENDING OFFICE:           355 South Grand Avenue
                                            Suite 2400
                                            Los Angeles, California 90071

         LIBOR LENDING OFFICE:              355 South Grand Avenue
                                            Suite 2400
                                            Los Angeles, California 90071

6.       GMAC BUSINESS CREDIT L.L.C.
         200 South Wacker Drive
         Suite 3129
         Chicago, Illinois 60606

         REVOLVING COMMITMENT AMOUNT:       $16,869,159.00

         DOMESTIC LENDING OFFICE:           200 South Wacker Drive
                                            Suite 3129
                                            Chicago, Illinois 60606

         LIBOR LENDING OFFICE:              200 South Wacker Drive
                                            Suite 3129
                                            Chicago, Illinois 60606